                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)   February 18, 2000
                                                          -----------------


                            AMERICAN WAGERING, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                   000-20685                  880344658
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                IRS Employer
     of incorporation              File Number)            Identification No.)


   675 Grier Drive, Las Vegas, Nevada                            89119
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)




                         Registrant's telephone number,
                       including are code: (702) 735-0101

Item 5. OTHER EVENTS

On February 18, 2000, the registrant issued a news release, a copy of which is filed as Exhibit 20 hereto and is incoporated herein by reference.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) The exhibit accompanying this report is listed in the Index to Exhibits


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AMERICAN WAGERING, INC.
                                            -----------------------------------
                                            (Registrant)

 Date: February 23, 2000                    By: /s/ Robert D. Ciunci
                                                -------------------------------
                                                Robert D. Ciunci
                                                Executive Vice President and
                                                Chief Financial Officer

                               Index to Exhibits


Number                       Description                   Method of Filing

 20                        American Wagering,                Filed herewith
                           Inc. news release
                           dated February 18,
                           2000